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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) - April 20, 2004
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                            DISTINCTIVE DEVICES INC.
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           (Exact name of the registrant as specified in its charter)


Delaware                                 0-2749                 13-1999951
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(State or other jurisdiction    (Commission file number)     (I.R.S Employer
    of incorporation)                                       Identification No.)





             One Bridge Plaza, Suite 100, Fort Lee, New Jersey 07024
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               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code - (201) 363-9922
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ITEM 5.  OTHER EVENTS

               On April 20, 2004, Distinctive Devices Inc., a Delaware corporation (the "Company"), pursuant to a Note Purchase Agreement issued and sold to one investor an Unsecured Promissory Note (the "Note") in the principal amount of $4,000,000. The Note bears interest at the rate of 8% per annum, and is repayable, together with interest, on October 18, 2004, subject to prepayment by the Company. Pursuant to the Note Purchase Agreement, the Company issued to the investor warrants to purchase 800,000 shares of the shares of the Company's Common Stock, $0.001 par value, exercisable for five years at a price of $1.00 per share, subject to customary anti-dilution provisions. To induce the investor to purchase the Note, three executive officers and directors of the Company have granted to the investor, as collateral security for the repayment of the Note, a limited pledge in certain stock options they hold for the purchase of up to an aggregate of 2,500,000 shares of the Company's Common Stock, exercisable at $0.70 per share, under Amended and Restated Stock Option Agreements.

               Approximately $1 million of the proceeds from the issuance and sale of the Note will be utilized by the Company and its recently acquired wholly owned subsidiary, galaxis technology AG, a German stock corporation ("galaxis"), to fulfill outstanding orders for delivery of Set-Top-Boxes ("STBs"), and for working capital. The remaining $3 million in proceeds will be used to support the issuance of letters of credit as part of the arrangements by galaxis with manufacturers of STBs. The Company did not use a placement agent in connection with the issuance and sale of the Note.

               For more information regarding this transaction, reference is made to the Exhibits filed with this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

               10.1 Note Purchase Agreement, dated April 20, 2004, between the Company and the investor.

               10.2 Unsecured Promissory Note in the principal amount of US$4,000,000 from the Company.

               10.3 Warrant Purchase Agreement, dated April 20, 2004, between the Company and the investor.

               10.4 Pledge Agreement, dated April 20, 2004, by and among optionholders, the investor and Thelen Reid & Priest LLP, as Pledge Agent.

               10.5  Form of Amended and Restated Stock Option Agreement.

               99.1  Press Release, dated April 22, 2004.


                                       2

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                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     DISTINCTIVE DEVICES, INC.


                                     By: /s/ Sanjay Mody
                                         --------------------------------
                                         Name:   Sanjay Mody
                                         Title:  President and CEO


Dated:  April 26, 2004



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                                  EXHIBIT INDEX
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EXHIBIT
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10.1     Note Purchase Agreement, dated April 20, 2004, between the Company and the investor.

10.2 Unsecured Promissory Note in the principal amount of US$4,000,000 from the Company.

10.3 Warrant Purchase Agreement, dated April 20, 2004, between the Company and the investor.

10.4 Pledge Agreement, dated April 20, 2004, by and among certain optionholders, the investor and Thelen Reid & Priest LLP, as Pledge Agent.

10.5     Form of Amended and Restated Option Agreement.

99.1     Press Release, dated April 20, 2004.